SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  November 8, 2005


                              UNITED-GUARDIAN, INC.
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               (Exact name of Registrant as Specified in Charter)


          DELAWARE                       1-10526                  11-1719724
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   230 Marcus Boulevard, Hauppauge, New York                        11788
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   (Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code: (631) 273-0900
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                                 Not Applicable

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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      _
     [_] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)
      _
     [_] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)
      _
     [_] Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b)
      _
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 2.02 - Results of Operations and Financial Condition

     On November 8, 2005, United-Guardian, Inc. issued a press release announcing its financial results for the fiscal quarter and nine month period ended September 30, 2005. A copy of that press release is being furnished as
Exhibit 99.1 to this Form 8-K.

     The information in this Current Report, including the attached Exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits

      Exhibit Number       Exhibit

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      99.1                 Press Release dated November 8, 2005.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   UNITED-GUARDIAN, INC.

                                                   By:/s/ Kenneth H. Globus
                                                      ---------------------
                                                   Name:  Kenneth H. Globus
                                                   Title: President


November 8, 2005